ASSIGNMENT OF CONTRACT

For value received by way of a promissory note dated October 30, 2006, Rinus Jellema hereby assigns all interest and benefit in the attached contract to Pacific Software, Inc.

The assigned contract transfers all assets and rights as detailed in the agreement to Pacific Software, Inc.

Given on October 30, 2006
(date)

Signed, sealed, and                    )
delivered in the presence          )
of:                                                 )
                                                      )
/s/ David Tannar                        )
/s/ Rinus Jellema  )  /s/ Rinus Jellema
for the Assignor                  The Assignor